UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X

                                      and
THE INVESTMENT COMPANY ACT OF 1940                                             X


The NorthQuest Capital Fund, Inc.  (Exact Name of Registrant as Specified in
                                    Charter)
16 Rimwood Lane, Colts Neck, NJ 07722  (Address of Principal Executive Offices)

732-892-1057                                     (Registrants Telephone Number)

Peter J. Lencki    16 Rimwood Lane     Colts Neck, NJ  07722
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   As soon as practicable after the
effective date of this registration.

It is proposed that this filing will become effective
    [x]  60 days after filling pursuant to paragraph (a)




The Registrant hereby amends this Registration Statement on such date or dates that may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(A) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting to Section 8(A) may determine.

     P R O S P E C T U S

     August 10, 2001







     NORTHQUEST CAPITAL FUND, INC.
     The Fund is best suited for disciplined investors seeking long-term capital appreciation.



     As with all mutual funds, the Securities and Exchange
     Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any repre-sentation to the contrary is a criminal offense.
































                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ 07722

                                    TABLE OF CONTENTS



      THE FUND'S INVESTMENT OBJECTIVE/GOAL ................................. 3
      PRINCIPAL INVESTMENT STRATEGIES OF THE FUND .......................... 3
      PRINCIPAL RISKS OF INVESTING IN THE FUND
        Who should invest .................................................. 4
        Who should not invest .............................................. 4
        Temporary Defensive Position ....................................... 4
        Non-diversification Policy ......................................... 4
      RISK/RETURN SUMMARY: FEE TABLE ....................................... 5
      PRIVACY POLICY ....................................................... 5
      INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
        Security Selection Criteria ........................................ 6
        Portfolio Turnover ................................................. 6
      MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
        Investment Adviser ................................................. 6
        Contract Terms ..................................................... 7
        Portfolio Manager .................................................. 7
      CAPITAL STOCK
        Description of Common Stock ........................................ 7
        Voting Rights ...................................................... 7
      PRICING OF FUND SHARES
        Market Value of Securities ......................................... 8
      PURCHASE OF FUND SHARES
        Initial Investments ................................................ 8
        Subsequent Purchases ............................................... 8
      REDEMPTION OF FUND SHARES
        Endorsement Requirements ........................................... 8
        Redemption Price ................................................... 9
      DIVIDENDS AND DISTRIBUTIONS
        Reinvestments ...................................................... 9
      TAX CONSEQUENCES
        Tax Distribution ................................................... 9
      WHERE TO GO FOR MORE INFORMATION ..................................... 10





      ACCOUNT APPLICATION FORMS included separately with prospectus.
        Account Application
        IRA Account Application
        IRA Transfer Application

                         THE NORTHQUEST CAPITAL FUND, INC.
                               16 Rimwood Lane
                             Colts Neck, NJ 07722
                     732-892-1057              800-698-5261

PROSPECTUS                                                      August 10, 2001

                          FUND INVESTMENT OBJECTIVE/GOAL
The NorthQuest Capital Fund, Inc.(The Fund), seeks long-term capital appreci-ation by investing primarily in common stock securities and securities convert-ible into common stocks. Current income from common stock securities is a subor-dinate consideration.

                     PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund believes it can achieve its goals by searching for companies that:

 a) have earnings and revenues growing sequentially, year to year, and are undervalued.
 b) are in the process of turning around after a period of declining earnings and/or sales.
 c) are under new management, who have a reputation for cutting costs and increasing profitability.

Once these investment strategies have been identified, the six step methodology stated below will be used to select those securities the Investment Adviser will use in recommendation decision making.


1. To determine the value of an individual company the Investment Adviser will calculate the five-year discounted free cash flow. Free cash flow is net income after taxes plus depreciation and amortization minus capital spending and any other expenditures needed by the company to maintain its current position. The discount rate used is the current rate of the 30 year bond. When the discounted Free Cash Flow calculates that an equity is undervalued by 25% or more, the com-pany remains in the selection process. This method of valuation is given in de-tail in a book titled "The Warren Buffet Way" by Robert G. Hagstrom, Jr.

2. Next, the efficient use of capital is measured by using "Economic Value Added" (EVA). EVA is a mathematical equation which calculates whether or not a company is earning more than its cost of capital. EVA is after-tax operating profit minus cost of capital, which is total capital times the weighted average cost of the company's debt and equity capital. A positive EVA number indicates management is making money for its shareholders.

3. The Adviser will analyse the financial data of an individual company if item 1 shows undervaluation and item 2 is a positve number. Debt, profit mar-gins, return on shareholder equity, consistent growth in revenues and earnings, type and viability of business/es, and whether management is competent and cred-ible represent some of the financial information which are examined in detail.

4. The last step in this selection process includes a review of current social, political, environmental, and economic trends in the U.S. and abroad. This exam-ination is to determine if any of these trends will have a positive or negative effect on the company. Some of these trends include interest rates, inflation, governmental regulations and policies, judicial decisions, consumer spending, military intervention, capital spending and tax rates. If there are no negative long-term implications associated with these trends, the company is added to the Fund's portfolio.
                                      - 3 -

5. Each common stock security in the Fund's portfolio is reviewed every 3 months near release of company's quarterly earnings in accordance with steps 1 through 3. A significant deviation that could indicate a negative effect on the long-term future price of a company in the Fund's portfolio or the subsitution of another security offering greater long-term upside potential may lead to the selling of a security in the Fund's portfolio.

6. The Fund may deviate from the above five step investment methodology when evaluating companies under new management and/or in the process of turning around. If step 1 is affirmative it will override the conclusions of steps 2, 3 and 4.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND
Narrative Risk Disclosure: An investor could lose money in this Fund from:

a) changing stock market and economic conditions may cause the Fund's total re-turns to go down as well as up over the short-term and even over long periods of time.
b) the Fund's investment strategies may not prove to be effective.
c) the Fund's Investment Adviser's lack of experience may result in recommenda-tions of securities that cause the Fund to under perform.
d) start up expenses, which are being paid by the Investment Adviser who will also bear all charges to hold the expense ratio to no more than 2% per year of the averaged total net assets of the Fund.
e) large cash positions that may be used defensively as discussed in the section 'Temporary Defensive Positions' because they could prevent the Fund from achieving its stated investment objective of long-term capital appreciation.
f) our 'Non-diversification Policy' that carries the larger risk associated with any one bad security choice as compared to the risk if we were more diversi-fied by holding more securities.

Who should invest: This Fund is best suited for disciplined long-term investors who want to invest in a concentrated portfolio of companies that in 5 years will produce an above average annual rate of return. The Fund's portfolio will bene-fit those investors who desire low portfolio turnover and tax efficiency.

Who should not invest: This Fund is not recommended for investors who are short-term oriented and not tolerant to the Fund's daily price fluctuations. The Fund is not suited for investors seeking more diversification of the Fund's assets. Those looking for current income will find this a subordinate consideration.

Temporary Defensive Position: The Fund may increase its cash position by in-vesting in short-term debt securities (BBB or better), high-grade commercial paper (AA or better), and/or obligations of the U.S. government and its agencies to preserve capital during such times that periods of falling common stock prices are expected. These defensive decisions made by the Adviser to pro-tect capital may prevent the Fund from achieving its stated investment objective of long-term capital appreciation.

Risk/Return Bar Chart and Table: The Fund has not provided a risk/return chart or table because it has been in existence for less than a year, but after it has been in existence for a calendar year it will provide the chart and table. It should be noted that any past performance of the Fund that will be shown will not be an indication of future results.


Non-diversification Policy: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of secur-ities in any industry or group of industries. As a result, the Fund's perform-ance may be more susceptible to an individual company in its portfolio. The Fund seeks only enough diversification in its security selections to maintain its
                                      - 4 -
federal non-taxable status under Sub-chapter M of the Internal Revenue Code.

                         RISK/RETURN SUMMARY: FEE TABLE

                          Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
       Maximum Sales charge(Load) Imposed on Purchases               None
       Maximum Deferred Sales Charge(Load):                          None
       Maximum Sales Charge(Load) on Reinvested Dividends:           None
       Redemption Fees:                                              None
       Exchange Fees:                                                None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
        Management Fees:                                             1.00%
        Distribution and/or Service (12b-1) Fees:                    None
        Other Expenses *                                             1.00%
        Total Annual Fund Operating Expenses: (will not exceed)      2.00%

*   The expenses of the Fund are based on estimates. Any expenses that exceed
    2% per year of the averaged total net assets of the Fund will be paid by the Investment Adviser.


Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000. in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating ex-penses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:

                One Year    Three Years     Five Years     Ten Years
                 $203          $627           $1,078        $2,327


                                 PRIVACY POLICY
 Regulation S-P: The U.S. Securities and Exchange Commission has adopted a reg-ulation regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy poli-cies and practices on an annual basis. The following items (A & B) detail the Fund' policies and practices:

 A. Information We Collect - The Fund's application forms contain names, ad-dresses, phone numbers, W9 status and social security or tax ID numbers, and citizenship for regular accounts. Our IRA application forms also contain birth date and beneficiary information. Of course, we also keep record of all your security transactions such as your account balances and transaction histories.

B. The Fund's Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law.
    And, since we handle regular tranactions internally the number of employees that even see your information is limited. We also require all of the Fund's brokers, IRA trustee and our Investment Adviser that acts as the Fund's transfer agent to adopt these same privacy consumer financial information policies.
                                      - 5 -

     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
                              Investment Objectives:
The Fund seeks long-term capital appreciation by investing primarily in common stock securities and securities convertible into common stocks. The strategy is explained in detail in the section " Principle Investment Strategies of the Fund " in this propsectus.

                          Principal Investment Strategies
Security Selection Criteria: As stated in the section "Principal Investment Strategies of the Fund' on page 3, common stock security selections recommended by our Investment Adviser include companies with earnings and revenues growing sequentially, year to year, and are undervalued. The Fund may invest in compan-ies which are in the process of turning around after a period of declining earnings and/or sales. The Investment Adviser may recommend companies under new management, which have a reputation for cutting costs and increasing profita-bility.

Portfolio Turnover Policy: The Fund's turnover rate is expected to be about 20% or less wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly port-folio value of the Fund during such period. We desire low turnover rates because we can reduce brokerage expenses and shareholder capital gains taxes. However, as stated in the " Principle Risks of Investing in the Fund " section, it would only be in exceptional circumstances brought about by world conditions or an individual company that this turnover rate would be exceeded.

                                    Risks
See section " Narrative Risk Disclosure " on page 4 as to the risks that may cause an investor to lose money in the Fund.

                       MANAGEMENT, ORGANIZATION AND CAPITAL
                                    STRUCTURE

                                   Management
Investment Adviser: The Emerald Research Corp. (ERC) is a New Jersey corporation and will act as the Investment Adviser to the Fund. The address of ERC is: 2160 Hwy. 88, Brick, NJ, 08724. Peter J. Lencki is the President, director and officer of the Investment Adviser and is also President of the Fund. ERC is own-ed by Peter J. Lencki (85%) and Walter A. Lencki (15%). Both men are also offi-cers and owners of Emerald Auto Parts and Supply, Inc., a 33 year old private automotive parts aftermarket company and trustees of the Emerald Auto Parts and Supply Profits Sharing Plan.

Emerald Research Corp. has furnished investment advice for the past five years to the NorthPoint Capital LLP, a private Investment Partnership with 75 partners and $850,000 in net assets. ERC provided a continuous review of the portfolio and would recommend to the Partnership when and to what extent securities should be purchased or sold.

The Investment Adviser will provide the following services to the Fund:
1. Continuous review of the Fund's portfolio.
2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund's investment methodology.
3. Pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser.
4. Pay the initial organizational costs of the Fund and reimburse the Fund for any and all losses incurred because of purchase reneges.
5. Act as the Fund's transfer agent by handling all share purchases and redemptions.

On August 10, 2001 the Directors of the Fund approved a management and advi-sory contract with ERC. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, the Emerald Research Corp. will furnish in-vestment direction on the basis of an ongoing review using the appropriate meth-odology to determine when and what securities will be purchased or disposed by designated Fund personnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written no-tice to the Emerald Research Corp. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Fund's offi-cers and directors. For these services, the Fund has agreed to pay a fee of 1% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund and is payable monthly. ERC will ab-sorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 2% per year of the averaged total net assets.

ERC has a contract with the Fund wherein it is required to follow the investment strategy of the Fund in managing the portfolio and to pay salaries of those Fund employees who may be officers or directors or employees of the Investment Advis-er. All custodial, registrar or transfer fees, if any, will be borne by the In-vestment Adviser except printing and postage. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the advisor; legal and accounting fees, interest, taxes, brokerage commissions, record keeping and the expenses of operating its offices. ERC has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges. ERC will provide transfer agent services to the Fund as described in the SAI.

Portfolio Manager: Peter J. Lencki is the portfolio manager of The NorthQuest Capital Fund. He has over 5 years of day-to-day operational experience in run-ning a private investment Partnership, NorthPoint Capital LLP. The Partnership consists of 75 partners and $850,000 in net assets. The strategy used by Mr. Lencki to run the Partnership is identical to the Fund's strategy, detailed in the section "Principle Investment Strategies of the Fund" in this prospectus Mr. Lencki intends to devote at least 50% of his 6 day work week time to man-agement of the Fund's portfolio. His contribution of effort will gradually in-crease to full time as the Fund's total net assets rise to over 5 million dol-lars. Mr. Lencki holds a Bachelor of Arts degree in Political Science from Seton Hall University in New Jersey.

Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

                               CAPITAL STOCK
Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares are issued in book format (no certificates) and are fully paid and non-assessable.

Voting Rights: Each holder of the Fund shares has one vote for each share held.
                                      - 7 -

Fractional shares have voting rights. Voting rights are non-cumulative. There-fore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

                              PRICING OF FUND SHARES
When and How do We Price: The net asset value of the Fund's shares is determined as of the close each business day the New York Stock Exchange is open (presently 4:00p.m.) Monday through Friday exclusive of President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas & New Years Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange and/or over the counter markets is determined to be the last recent sale price on such exchange or market. Securities that have not recently traded are valued at the last bid price in such market. The fair market value of securities for which current market quotations are not readily available will be evaluated as determined in good faith by the Fund's Board of Directors. Zero Coupon Bonds and U.S. Government Treasury Notes are priced at the current bid price at 3 p.m. Eastern time as quoted by our current brokerage firm, Charles Schwab & Co., Inc.

                           PURCHASE OF FUND SHARES
The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section " Pricing of Fund Shares "
 .The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applica-tions when, in the judgement of managment such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For the convenience of investors, an Account Application, IRA Account Application and IRA Transfer Application are included in every request for a Prospectus. To receive this information call 1-800-698-5261 or write to:
                             NorthQuest Capital Fund, Inc.
                                   16 Rimwood Lane
                                Colts Neck, NJ  07722
To open an account send a signed, completed application and check or money order to the above address. The minimum initial purchase of shares is $1,000 which is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances such as IRA accounts, custodian accounts and those investors making regular additional investments.

Subsequent Purchases: Subsequent purchases may be made by mail or phone and are due and payable three business days after the purchase date. The minimum is $100. but less may be accepted under special circumstances.

Fractional Shares: Fractional shares to five decimal places are offered by the Fund.

                             REDEMPTION OF FUND SHARES
Endorsement Requirements: The Fund will only issue book entry shares and will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper guaranteed endorsement or signature guarantee either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management such as a relative, friend or
                                      - 8 -
long-term acquaintance. To sell Fund shares send written instructions, signed by shareholder(s) with the proper signature guarantee to:
                            NorthQuest Capital Fund, Inc.
                                   16 Rimwood Lane
                                Colts Neck, NJ  07722
Redemption Price: The redemption price is the net asset value per share next de-termined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemp-tion and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Payment: Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund does not intend to issue in kind re-demptions using illiquid securities.

                           DIVIDENDS AND DISTRIBUTIONS
Reinvestments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholders at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any to such shareholder in cash.

                                  TAX CONSEQUENCES
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and real-ized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a " regulated investment company " under Sub-Chapter M, at least 90% of the Fund's income must be de-rived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding compamy subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders.

Tax Distribution: Distribution of any long-term capital gains realized by the Fund in 2001 will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be consid-ered a return of capital, but the dividend is still subject to federal income and state taxes.
                                      - 9 -

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulation. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number Provided is correct and that you are not currently subject to back-up withholding.

                               DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load Fund in that no purchase or sales fees and no 12b-1 fees.


                          WHERE TO GO FOR MORE INFORMATION
You will find more information about THE NORTHQUEST CAPITAL FUND, INC. in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Infor-mation contains additional and more detailed information about the Fund.

Annual and Semi-annual Reports - The Fund will start issuing these reports upon completion of this registration.

In addition, Fund strategies that significantly affected the Fund's performance are discussed.

       THERE ARE TWO WAYS TO GET A COPY OF ONE OR MORE OF THESE DOCUMENTS

1. Call or write for one, and a copy will be sent without charge within three business days of receipt of the request.

                        THE NORTHQUEST CAPITAL FUND, INC.
                                 16 Rimwood Lane
                               Colts Neck, NJ 07722
                                 1-800-698-5261

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the Securities and Exchange Commission at 1-800-SEC-0330 for room hours and operation. You may also obtain Fund in-formation by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.

  Please contact the Fund at the above address or by its toll free number if you wish to request other information and/or make shareholder inquiries.

                      WHY YOU SHOULD READ THIS PROSPECTUS

Every attempt has been to present the objectives, risks and strategy of the Fund in plain and, hopefully, easily understandable language. The Prospectus is designed to aid you in deciding whether this is one of the right invest-ments for you. We suggest that you keep it for future reference.


          NORTHQUEST CAPITAL FUND, INC.  SEC file number 811-10419

                        The NORTHQUEST CAPITAL FUND, INC.
                                 16 Rimwood Lane
                              Colts Neck, NJ 07722
                                  732-892-1057
                                  800-698-5261



                                    Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 August 10, 2001


This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated August 10, 2001. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.



                               TABLE OF CONTENTS
             THE FUND HISTORY.......................................... 2
             DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS
                  Classification ...................................... 2
                  Investment Strategies and Risks ..................... 2
                  Fund Policies ....................................... 2
                  Temporary Defensive Position & Portfolio Turnover ... 2
             MANAGEMENT OF THE FUND
                  Board of Directors .................................. 3
                  Management Information .............................. 3
                  Compensation and Sales Load ......................... 3
             CODE OF ETHICS ........................................... 4
             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                  Control Persons ..................................... 5
                  Principal Holders ................................... 5
                  Management Ownership ........... .................... 5
             INVESTMENT ADVISORY AND OTHER SERVICES
                  Investment Adviser .................................. 5
                  Principal Underwriter ............................... 5
                  Services provided by the Investment Adviser ......... 5
                  Third Party Payments & Service Agreements ........... 5
                  Other Investment Advice ............................. 5
                  Dealer Reallowances and Other Services .............. 5
             BROKERAGE ALLOWANCES AND OTHER PRACTICES
                  Brokerage Transactions .............................. 6
                  Commissions ......................................... 6
                  Brokerage Selection ................................. 6
                  Directed Brokerage and Regular Broker-Dealers ....... 6
             CAPITAL STOCK AND OTHER SECURITIES ....................... 6
             PURCHASE, REDEMPTION, AND PRICING OF SHARES
                  Purchase of Shares .................................. 6
                  Offering Price and Redemption in Kind ............... 6
             TAXATION OF THE FUND ..................................... 6
             UNDERWRITERS OF THE FUND ................................. 7
             FINANCIAL STATEMENTS
                  Independent Auditor's Report ........................ 7

                                  FUND HISTORY
The NorthQuest Capital Fund, Inc. (also referred to as the "Fund") was incor-porated in New Jersey on January 3, 2001. The Fund's registered office is in Colts Neck, NJ. Mail may be addressed to 16 Rimwood Lane, Colts Neck, NJ 07722.


            DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


                                 Classification
The Fund is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks
All investment strategies and risks were thoroughly discussed in the Prospectus. No additional strategies and risks exist to be discussed here.

                                  Fund Polices
Investment Restrictions: Investment restrictions were selected to aid in main-taining the conservative nature of the Fund. These may not be changed except by the approval of a majority of the outstanding shares; i.e. A) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities, are present or represented by proxy, or B) of more than 50% of the outstanding voting securities, whichever is less. The Fund may not:
 a) Change Fund's Investment Objectives.
 b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
 c) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
 d) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
 e) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
 f) Invest in companies for the purpose of acquiring control.
 g) Purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
 h) Pledge, mortgage or hypothecate any of its assets.
 i) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
 j) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
 k) Issue senior securities.
 l) Underwrite securities of other issuers.
 m) Invest over 35% of its assets at the time of purchase in any one industry.


                Temporary Defensive Position & Portfolio Turnover
The Fund follows the portfolio management methodolgy with no exceptions other than those considered to be minor that were discussed in the section "Principal Investment Strategies of the Fund" on page 3 of the Prospectus.
                                      - 2 -

                             MANAGEMENT OF THE FUND

                               Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors holds ultimate responsibility for running the Fund, including the valuation of the Fund's portfolio securities and the pricing of of Fund shares. The Board appoints officers to run the Fund and select an In-vestment Advisor to provide investment advice ( See Investment Adviser, pg. 6 of the Prospectus ). It plans to meet four times a year to review Fund progress and status.

                              Management Information
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name and Address       Position                 Principal Occupation Past 5 Yrs.

Peter J. Lencki  *     President                 Portfolio Manager/Gen. Partner
16 Rimwood Lane                                  NorthPoint Capital LLP
Colts Neck, NJ         Age 46                    Colts Neck, NJ


Walter A. Lencki *     Treasurer                 President/Owner
6 Mystic Court                                   Emerald Auto Parts
Bayville, NJ           Age 70                    & Supply, Inc, Brick, NJ
                       Father of Peter J. Lencki


Mary E. Lencki   *     Secretary                 Treasurer/Owner
16 Rimwood Lane        Wife of Peter J. Lencki   Emerald Auto Parts
Colts Neck, NJ         Age 43                    & Supply, Inc, Brick, NJ


Robert S. Keesser      Non-Interested            Asst. Regional Manager
11 Woodmere Court      Director                  NGK Spark Plug Company
Barnegat, NJ           Age 39                    Irvine, CA


John G. Padovano       Non-Interested            Consultant/Sole proprietor
34 Horseshoe Court     Director                  Packaging Industry
Colts Neck, NJ         Age 52                    Colts Neck, NJ


Robert R. Thompson     Non-Interested            Vice-President/Owner
81 Galloping Hill Rd.  Director                  Thompson & Co.
Colts Neck, NJ         Age 46                    Automotive Parts Warehouse
                                                 Union, NJ

Compensation and Sales Load: No compensation will be paid to directors and/or officers of the Fund at present time. But this may be changed in the future by the Board of Directors at their discretion. The Fund does not compensate of-ficers and directors that are affiliated with the Investment Adviser except as they benefit through payment of the Advisory fee. There are no sales loads whatsoever.

Footnote:
* Directors of the Fund who are "Interested persons" as defined in the Investment Company Act of 1940.

                                   CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 code of ethics under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, prac-tices and courses of business by certain individuals or entities related to the NorthQuest Capital Fund, Inc. (the "Fund"), the Fund hereby adopts the following Code Of Ethics and procedures for implementing the provisions of the code:

    1. As used in this Code Of Ethics:
       (i) "Access person" means a director, officer or Advisory Person, as defined below, of the Fund.
      (ii) "Advisory person" means any employee of the Fund who, in connec-tion with his/her regular functions or duties, makes, participates in , or obtains information regarding the purchase or sale of a se-curity by the Fund, or whose functions or duties relate to the mak-ing of any such recommendation, and any natural person in a control relationship to the Fund who obtained information concerning recom-mendations made to the Fund with regard to the purchase or sale of any security;
     (iii) "Affiliated person" has the meaning set forth in section 2(a)(3) of the Investment Company Act of 1940;
      (iv) "Purchase or sale of a security" includes the writing of an option to purchase or sell a security;
       (v) "Security" has the meaning set forth in Section 3(a)(10) of the Securities Exchange Act of 1934, as amended;
      (vi) "Portfolio security" means any security which is being or during the past 30 days has been purchased or sold by the Fund or considered by the Fund for purchase or sale by the Fund; and
     (vii) "Person" means a natural person, partnership, corporation, trust, estate, joint venture, business trust, association, cooperative, government (or any subdivision, branch or agency thereof), govern-mental entity, foundation or other entity.
    2. No director, officer, employee or other affiliated person or access person ("Covered person"), or any "member of the immediate family" (as defined in Section 2(a)(19) of the Investment Company Act of 1940) of any covered person, shall purchase or sell any security which is portfolio security, any security convertible into a portfolio security or an op-tion to purchase before or sell after such security, or any security into which a portfolio security is convertible or with respect to which a portfolio security gives its owner an option to purchase or sell such security.
    3. (A) On the 3rd Tuesday of each even month the Fund shall provide each covered person with:
                   (i) all securities held as of the end of the previous (Held securities"); and
                  (ii) all portfolio securities.
       (B) On the same day, each covered person shall provide the Fund with a list of the names and amounts of all securities owned or held by the Fund and also held by such person and/or members of his/her immedi-ate family as of the end of the previous 3rd Tuesday of even months.
    4. No covered person shall disclose, divulge or communicate to any person (other than another covered person), directly or indirectly, any "inside" information regarding the Fund and relating to held securities, portfolio securities or any completed or proposed transactions involving held securities and/or portfolio securities.
    5. The Fund shall require that its investment adviser and principal broker adopt Codes of Ethics substantially identical to this Code with respect to the Fund's portfolio securities.

                  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                  Control Persons
There are no companies or persons that control the Fund. The Fund is controlled by its Board of Directors and run by its elected officers.

                                 Principal Holders
Major Shareholders: Bernard Klawans, an independent investor has purchased $100,000 worth of the Fund's securities for start up and investment.

                                Management Ownership
The percentage of the Fund's equity securities owned by all officers and dir-ectors of the Fund as a group is less then 1% of the Class. But once the Fund goes public all officers and directors will be required to own shares in the Fund.

                        INVESTMENT ADVISORY AND OTHER SERVICES

                                Investment Adviser
Emerald Research Corporation has been selected by the Board of Directors at a meeting on August 10, 2001 to be the Investment Adviser of the Fund. It was formed and owned by Messrs Peter and Walter Lencki to offer investment advice to NorthPoint Capital LLP, a private investment partnership with 75 accounts and $850,000 in assets with the goal of forming the basis for this mutual fund.

                               Principal Underwriter
Please see the section " UNDERWRITERS OF THE FUND " on page 7 of this Part B Statement of Additional Information.

                      Services Provided by the Investment Adviser
The Investment Adviser is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section "Investment Adviser" in prospectus. The Investment Adviser will act as the dividend paying agent but tax forms, checks and postage are supplied by the Fund.

The advisory fee paid by the Fund is 1% per year of the averaged total net as-sets of the Fund. This fee is computed daily and is payable monthly.


                      Third-Party Payments & Service Agreements
There are no third-party payments of any kind or service agreements with any or-ganization or individual other than the Investment Adviser as described in the previous paragraph.

                              Other Investment Advice
There is no individual or organization that receives remuneration from the Investment Adviser or the Fund for providing investment advice except brokers that receive competitive commissions on the purchase and sale of securities for the Fund's portfolio.

                      Dealer Reallowances and Other Services
There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensa-tion to underwriters (except the Fund's Investment Adviser) or broker-dealers, sales personnel or interest, carrying or other finance charges. The Fund does send Prospectuses when it receives unsolicited requests.


                                      - 5 _

                      BROKERAGE ALLOCATION AND OTHER PRACTICES

                              Brokerage Transactions
The Fund requires all brokers to affect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

                                    Commissions
The Fund has no fixed policy, formula, method, or criteria which it uses in al-locating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid semi-annually.

                                 Brokerage Selection
The Board of Directors has approved permission for the President of the Fund to place buy and sell orders for the Fund securities based on recommendations from the Portfolio Manager. The President may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of assistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have re-duced expenses of the Adviser.

                     Directed Brokerage and Regular Broker-Dealers
The Fund and Investment Adviser receives unsolicited solicitations and litera-ture from many brokers. It is impossible to evaluate the usefullness of the in-formation received. The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be mak-ing principal transactions with broker-dealers.

                          CAPITAL STOCK AND OTHER SECURITIES
Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of .001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessible.

Voting Rights: Each holder of the Fund shares has one vote for each share held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

                      PURCHASE, REDEMPTION, AND PRICING OF SHARES
                                   Purchase of Shares
The Public may only purchase Fund shares after receipt of an effective Prospectus by filling out and submitting an application supplied by the Fund. See section " Purchase of Fund Shares " in the prospectus for more information.

                         Offering Price and Redemption in Kind
The Fund always trades at the net asset value. That means that the offering and redemption prices always are the same. Details about the offering price are given in the section " Pricing of Fund Shares " on page 8 of our Prospectus. Redemption in kind is discussed in the section " Redemption of Fund Shares " on page 8 of Fund's Prospectus.

                                 TAXATION OF THE FUND
Taxation of the Fund is discussed in the section " Tax Consequences " on page 9 of the Fund's Prospectus.
                                      - 6 -

                               UNDERWRITERS OF THE FUND


The Fund has no underwriter because the Fund sells its shares directly to the public. The Fund's Investment Adviser act as the Fund's transfer agent which records all Fund share purchases and redemptions on Fund premises. There are no employee charges for these services, but the Fund is charged for supplies and postage. Stock certificates will not be issued because of the chance of loss and the accompaning costs of reissue indemnification. All shareholder holdings are maintained in book form.


                                FINANCIAL STATEMENTS


                            Independent Auditor's Report

                                   Initial Audit
The Independent Auditor's Report and audit of the accompanying statement of as-sets and liabilities of the Fund will be accomplished upon receipt from the Securities and Exchange Commission of notice that the registrant has modified its filing in response to their comments and concerns in a satisfactory manner. No additional shares will be sold until this audit has been added herein.

                                    FORM N-1A
                            PART C - OTHER INFORMATION



       Contents                                    Page #

1.  Financial Statements                              1

2.  Control Persons                                   1

3.  Number of Shareholders                            1

4.  Indemnification                                   1

5.  Activities of Investment Adviser                  1

6.  Principal Underwriters                            1

7.  Location of Accounts & Records                    1

8.  Management Services                               1

9.  Distribution Expenses                             1

10. Undertakings                                      1

11. Auditor's Consent                                 2

12. Signatures                                        2

13. Exhibit Index                                     3

1. a. Financial Statements - Condensed financial information on a per share ba-sis will be presented in Part A when directed by the SEC during the filing process required of a new Fund seeking SEC effectiveness. All other finan-cial statements will be presented in Part B at the appropirate time speci-fied by the SEC. These include:

      Statement of Assets & Liabilities
      Notes to Statement of Assets and Liabilities

2.    Control Persons - Not applicable

3. Number of Shareholders - There is one shareholder of The NorthQuest Capital Fund, Inc. as of this filing.

4. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such in-demnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of ex-penses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceed-
      ing) is asserted by such director, officer or controlling person in con-nection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whe-ther such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

5. Activities of Investment Adviser - The Emerald Research Corporation's activity at the present time is performance on its Investment Advisory Contract currently effective with the NorthQuest Capital Fund, Inc. Mr. Peter J. Lencki - owner, officer and director of the Emerald Research Corporation is also Vice-President and owner of Emerald Auto Parts & Supply, Inc., trustee for the Emerald Auto Parts Profit Sharing Plan, Portfolio Manager and General Partner of NorthPoint Capital LLP, a private investment partnership. Mr. Walter A. Lencki is a shareholder in Emerald Research Corporation.

6. Principal Underwriter - See the section "Underwriters of the Fund" on page 7 of Part B Statement of Additional Information.

7. Location of Accounts & Records - All Fund records are held at corporate headquarters - 16 Rimwood Lane, N.J. 07722 - with the exception of security certifications, which will be placed in a safe deposit box at Fleet Bank in New Jersey.

8.    Management services - Not applicable

9.    Distribution Expenses - The Fund currently bears no distribution expenses.

10.   Undertakings - (2)
      (1) The Fund will file a pre-effective amendment to this initial filing with certified financial statements showing the initial capital from Mr. Bernard B. Klawans, an independent investor, who has agreed to invest $100,000 in cash for investment and Fund start up. This will occur at a time specified by the SEC during the registration period.
      (2) The Fund will file a post-effective amendment to this initial filing within four to six months of the effective date of Registrant's
                                      - 1 -

      1933 Act Registration Statement. Financial statements will be presented that will not be certified.


11.   Consent of Independent Certified Public Accountants -

      The consent of the Independent certified public Accounted will occur when the Initial Audit is conducted at a time specified by the SEC during the filing process required of a new Fund seeking SEC effectiveness.



12.   Signatures -

     Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, NorthQuest Capital Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration State-ment and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Colts Neck and State of New Jersey on the 21th day of August, 2001.


     The NorthQuest Capital Fund, Inc.        By _____________________________
                                                  Peter J. Lencki, President



     Pursuant to the requirements of the Securities Act of 1933, this amend-ment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                               Title                    Date

     By ____________________
        Peter J. Lencki             President, CEO and Director      08/21/01


     By ____________________
        Walter A. Lencki            Treasurer and Director           08/21/01


     By ____________________
        Mary E. Lencki              Secretary                        08/21/01


     By ____________________
        Robert S. Keesser           Director                         08/21/01


     By ____________________
        John G. Padovano            Director                         08/21/01


     By ____________________
        Robert R. Thompson          Director                         08/21/01

13.   Exhibit Index -



      Articles of Incorporation ................................ N3I.FIL

      By-Laws .................................................. N3II.FIL

      Investment Advisory Contract ............................. NP10I.FIL

      Other Material Contracts/Reimbursement Agreement ......... NP10II.FIL

      Legal Opinion/Registration ............................... NP99I.FIL

      Legal Opinion/Correction of Language ..................... NP99II.FIL

      Initial Capital Agreement/Subscription Agreement ......... NPBKA.FIL

      Fund's and Investment Adviser Code of Ethics ............. NPCOE.FIL































                                      - 3 -